DELAWARE VIP(R) TRUST

Delaware VIP Value Series
(the "Series")

Supplement to the Series' Prospectuses
dated April 29, 2008

On February 26, 2009, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes to the definition of what the Series considers to be a large-capitalization company. These changes will be effective 60 days after the date of this Supplement.

The following replaces the first paragraph in the section entitled, "What are the Series' main investment strategies?" on page 2 of each of the Series' prospectuses.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in large-capitalization companies (80% policy). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential, or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis.

Please keep this Supplement for future reference.

This Supplement is dated February 27, 2009.